                                                                    EXHIBIT 99.1

[PFG LOGO]                                              12500 West Creek Parkway
                                                              Richmond, VA 23238
                                                            Phone (804) 484-7700
                                                              FAX (804) 484-7701
                                                                    NEWS RELEASE

                                  NEWS RELEASE

FOR MORE INFORMATION:

                                                               INVESTOR CONTACT:
MEDIA CONTACT:                                                     KEVIN COLLIER
CHERYL MOORE                                        DIRECTOR, INVESTOR RELATIONS
DIRECTOR, CORPORATE COMMUNICATIONS                                (804) 287-8109
(804) 484-6273

                   PERFORMANCE FOOD GROUP REPORTS 60% INCREASE
               IN FIRST QUARTER NET EPS FROM CONTINUING OPERATIONS

      - NET EPS FROM CONTINUING OPERATIONS INCREASED 60% TO $0.16 PER SHARE DILUTED

      -     NET EARNINGS FROM CONTINUING OPERATIONS INCREASED 21% TO $5.7
            MILLION

RICHMOND, VA. (MAY 2, 2006) - Performance Food Group (Nasdaq/NM:PFGC) today announced results for the first quarter ended April 1, 2006. On June 28, 2005, the Company completed the sale of its fresh-cut segment to Chiquita Brands International, Inc. All amounts pertaining to the Company's fresh-cut segment are accounted for as discontinued operations.

"We started the year on a positive note, achieving steady growth and solid earnings improvement," noted Bob Sledd, Chairman and CEO. "We continue to leverage our new capacity and technology investments and invest in our sales force as we maintain our focus on growing higher margin business."

"Consolidated net sales from continuing operations in the first quarter increased to approximately $1.5 billion, an increase of 3% over the year earlier period. Inflation for the first quarter was nominal. Net earnings from continuing operations for the first quarter increased approximately 21% to approximately $5.7 million, compared to approximately $4.7 million in the prior year quarter. Net earnings per share from continuing operations increased 60% to $0.16 per share diluted, compared to $0.10 per share diluted in the prior year quarter, partially as a result of the completion of our previously announced stock repurchase program in the first quarter. Excluding stock compensation expense, net earnings per share from continuing operations in the first quarter amounted to approximately $0.18 per share diluted."

"Sales in our customized segment increased approximately 7% during the first quarter compared to the same period in the previous year. The customized segment experienced deflation of approximately 2% in the first quarter. Sales gains in the quarter were driven by solid growth with existing customers. Customized results were positively impacted in

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

Performance Food Group Reports First Quarter Earnings
Page 2
May 2, 2006

the quarter by improved operating efficiencies as we lapped the opening of the Indiana distribution center in the prior year quarter."

"In the broadline segment, we focused our efforts on growing higher margin business and completed our planned exit of certain lower margin multi-unit business in the first quarter. Sales in broadline increased 1% in the first quarter over the same prior year period and were impacted by our exit of multi-unit business in the quarter. Street sales increased approximately 6% over the prior year quarter. Inflation amounted to approximately 2% in the quarter. We maintained our positive momentum in street sales growth and will continue to focus our sales efforts on driving higher margin business throughout the year. Broadline results were impacted by the transition of multi-unit business and our investment in the expansion of our sales force."

Mr. Sledd concluded, "Our balance sheet remains exceptionally strong with a debt to capital ratio of less than 1% at the end of the first quarter, excluding $130 million of interests in accounts receivable sold under an accounts receivable purchase facility. Free cash flow was approximately $1.4 million during the first quarter, compared to a use of free cash of approximately $7.2 million in the prior year quarter. Based on current business trends, we expect net earnings per share to be in the range of $0.32 to $0.36 per share diluted for the second quarter of 2006. For the 2006 year, we expect net earnings per share to be in the range of $1.22 to $1.30 per share diluted, which reflects our anticipated stock compensation expense for the year of approximately $5.0 to $5.5 million, or approximately $0.09 to $0.10 per share. Excluding the impact of stock compensation expense, our net earnings per share projection for the year is approximately $1.31 to $1.40 per share diluted."

Performance Food Group markets and distributes more than 66,000 national and private label food and food-related products to approximately 44,000 restaurants, hotels, cafeterias, schools, healthcare facilities and other institutions. For more information on Performance Food Group, visit www.pfgc.com.

      Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are based on current expectations and management's estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to, general economic conditions; the Company's ability to achieve projected operational efficiencies and increase sales; the relatively low margins and economic sensitivity of the foodservice business; the Company's reliance on major customers; the ability to identify and successfully complete acquisitions of other foodservice distributors; the Company's ability to successfully develop, produce and market new products and management of the Company's planned growth, all as detailed from time to time in the reports filed by the Company with the Securities and Exchange Commission.

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

Performance Food Group Reports First Quarter Earnings
Page 3
May 2, 2006

                         PERFORMANCE FOOD GROUP COMPANY
                         UNAUDITED FINANCIAL HIGHLIGHTS

                                                                                 THREE MONTHS ENDED
                                                                          ---------------------------------
(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)                      APRIL 1, 2006       APRIL 2, 2005
                                                                          -------------       -------------
Net sales from continuing operations                                       $ 1,469,493        $   1,422,807

Earnings from continuing operations, net of tax                            $     5,674        $       4,683
(Loss) earnings from discontinued operations, net of tax                           (32)               9,012
                                                                           -----------        -------------
                                                                           $     5,642        $      13,695

Weighted average number of shares outstanding:

     Basic                                                                      34,404               46,872
     Diluted                                                                    34,919               47,403

Earnings per common share:

     Basic earnings per common share-continuing operations                 $      0.16        $        0.10
     Basic earnings per common share-discontinued operations                         -                 0.19
                                                                           -----------        -------------
                                                                           $      0.16        $        0.29

     Diluted earnings per common share-continuing operations               $      0.16        $        0.10
     Diluted earnings per common share-discontinued operations                       -                 0.19
                                                                           -----------        -------------
                                                                           $      0.16        $        0.29

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

Performance Food Group Reports First Quarter Earnings
Page 4
May 2, 2006

PERFORMANCE FOOD GROUP COMPANY
CONDENSED CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT (UNAUDITED) APRIL 1, 2006
(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)

                                                    APRIL 1, 2006   DEC. 31, 2005
                                                    -------------   -------------
ASSETS

Cash and cash equivalents                              $   84,265      $   99,461
Accounts and notes receivable, net, including
     retained interest in securitized receivables         201,894         190,481
Inventories                                               296,114         303,073
Other current assets                                       27,690          29,188
Current assets from discontinued operations                 3,669          10,115
                                                       ----------      ----------
     Total current assets                                 613,632         632,318
                                                       ----------      ----------
Property, plant and equipment, net                        261,695         255,816
Goodwill, net                                             356,597         356,597
Other intangible assets, net                               50,273          51,213
Other assets                                               17,246          16,346
                                                       ----------      ----------
     Total assets                                      $1,299,443      $1,312,290
                                                       ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Checks in excess of deposits                           $   97,143      $  100,335
Trade accounts payable                                    270,268         258,791
Current installments of long-term debt                        565             573
Other current liabilities                                 130,466         122,885
Current liabilities from discontinued operations            6,157           6,540
                                                       ----------      ----------
     Total current liabilities                            504,599         489,124
                                                       ----------      ----------
Long-term debt, excluding current installments              3,105           3,250
Deferred income taxes                                      44,656          43,399
Shareholders' equity                                      747,083         776,517
                                                       ----------      ----------
     Total liabilities and shareholders' equity        $1,299,443      $1,312,290
                                                       ==========      ==========

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

Performance Food Group Reports First Quarter Earnings
Page 5
May 2, 2006

PERFORMANCE FOOD GROUP COMPANY
CONDENSED CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT (UNAUDITED) APRIL 1, 2006
(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)

                                                                         THREE MONTHS ENDED
                                                                --------------------------------------
                                                                APRIL 1, 2006            APRIL 2, 2005
                                                                -------------            -------------
Net sales                                                        $ 1,469,493    100.0%    $ 1,422,807       100.0%
Cost of goods sold                                                 1,282,239     87.3%      1,242,891        87.4%
                                                                 -----------    -----     -----------       -----
        Gross profit from continuing operations                      187,254     12.7%        179,916        12.6%
Operating expenses                                                   176,532     12.0%        170,490        11.9%
                                                                 -----------    -----     -----------       -----
        Operating profit from continuing operations                   10,722      0.7%          9,426         0.7%
                                                                 -----------    -----     -----------       -----

Other income (expense):
    Interest income                                                      472                      125
    Interest expense                                                    (354)                    (973)
    Loss on sale of receivables                                       (1,637)                  (1,006)
    Other, net                                                            87                       39
                                                                 -----------    -----     -----------
       Other expense, net                                             (1,432)    -0.1%         (1,815)       -0.2%
                                                                 -----------    -----     -----------       -----
    Earnings before income taxes from continuing operations            9,290      0.6%          7,611         0.5%
Income taxes                                                           3,616      0.2%          2,928         0.2%
                                                                 -----------    -----     -----------       -----
    Earnings from continuing operations, net of tax              $     5,674      0.4%    $     4,683         0.3%
                                                                 -----------    -----     -----------       -----
    (Loss) earnings from discontinued operations, net of tax             (32)                   9,012
                                                                 -----------              -----------
    Net earnings                                                 $     5,642              $    13,695
                                                                 ===========              ===========

Weighted average common shares outstanding:

     Basic                                                            34,404                   46,872
     Diluted                                                          34,919                   47,403
                                                                 ===========              ===========

Earnings per common share:
    Basic net earnings per common share:
        Continuing operations                                    $      0.16              $      0.10
        Discontinued operations                                            -                     0.19
                                                                 -----------              -----------
            Total                                                $      0.16              $      0.29
                                                                 ===========              ===========

   Diluted net earnings per common share:
        Continuing operations                                    $      0.16              $      0.10
        Discontinued operations                                            -                     0.19
                                                                 -----------              -----------
            Total                                                $      0.16              $      0.29
                                                                 ===========              ===========

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

Performance Food Group Reports First Quarter Earnings
Page 6
May 2, 2006

                         PERFORMANCE FOOD GROUP COMPANY

                              2006 COMPARED TO 2005
                                  FIRST QUARTER
                               SEGMENT DISCLOSURE


                                                                             CORPORATE &     TOTAL CONTINUING
2006                                          BROADLINE      CUSTOMIZED      INTERSEGMENT      OPERATIONS
----                                          ---------      ----------      ------------    ----------------
FIRST QUARTER
Net external sales                          $     868,486   $    601,007     $          -     $   1,469,493
Intersegment sales                                    168             67             (235)                -
Total sales                                       868,654        601,074             (235)        1,469,493
Operating profit                                   10,203          7,873           (7,354)           10,722
    Operating profit margin                         1.17%          1.31%                -              0.73%
Interest expense (income)                           5,043          1,388           (6,077)              354
Loss (gain) on sale of receivables                  2,557            824           (1,744)            1,637
Depreciation                                        4,352          1,570               80             6,002
Amortization                                          861              -                -               861
Capital expenditures                               11,059            936               46            12,041

                                                                    CORPORATE &    TOTAL CONTINUING
2005                                          BROADLINE       CUSTOMIZED     INTERSEGMENT      OPERATIONS
----                                          ---------       ----------     ------------    ----------------
FIRST QUARTER
Net external sales                          $     860,044     $  562,763      $         -      $  1,422,807
Intersegment sales                                    225             62             (287)                -
Total sales                                       860,269        562,825             (287)        1,422,807
Operating profit                                   11,683          5,766           (8,023)            9,426
    Operating profit margin                         1.36%          1.02%                -              0.66%
Interest expense (income)                           3,899            267           (3,193)              973
Loss (gain) on sale of receivables                  2,776            743           (2,513)            1,006
Depreciation                                        4,283          1,164               75             5,522
Amortization                                          907              -                -               907
Capital expenditures                                5,262         13,198               86            18,546

TOTAL ASSETS BY REPORTABLE SEGMENT AND A RECONCILIATION TO THE CONDENSED CONSOLIDATED BALANCE SHEETS WERE AS FOLLOWS:

                           APRIL 1, 2006  DEC. 31, 2005
                           -------------  -------------
BROADLINE                    $  870,472     $  858,211
CUSTOMIZED                      232,447        250,397
CORPORATE & INTERSEGMENT        192,855        193,567
DISCONTINUED OPERATIONS           3,669         10,115
                             ----------     ----------
TOTAL ASSETS                 $1,299,443     $1,312,290
                             ==========     ==========

NOTE: 2005 SEGMENT DISCLOSURE HAS BEEN RECLASSIFIED TO REFLECT THE REALLOCATION
      OF CORPORATE COSTS TO THE BROADLINE SEGMENT TO BE CONSISTENT WITH THE 2006 PRESENTATION.

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

                         PERFORMANCE FOOD GROUP COMPANY
                            NON-GAAP RECONCILIATIONS

PROJECTED 2006 EPS RECONCILIATION EXCLUDING IMPACT OF STOCK COMPENSATION EXPENSE

                                                                     ESTIMATED DILUTED EPS
                                                             ------------------------------------
                                                               LOW                         HIGH
                                                               ---                         ----
Estimated full year 2006 diluted EPS                         $   1.22        -           $   1.30
Add: Projected stock compensation expense (1)                    0.09        -               0.10
                                                             --------       --           --------
Adjusted estimated full year 2006 diluted EPS to exclude
   stock compensation expense                                $   1.31        -           $   1.40
                                                             ========       ==           ========

(1) Amount calculated as estimated pre-tax expense of $5.0 - $5.5 million, a projected tax rate of 39.0% and a projected weighted average shares of approximately 35.0 million.

IMPACT OF STOCK COMPENSATION ON Q1 2006 DILUTED EPS

                                                                                            NET EARNINGS   SHARES       EPS
                                                                                            ------------   ------       ---
Amounts reported for diluted EPS from continuing operations                                     $5,674     34,919     $   0.16
Stock compensation , net of tax (2)                                                                520
                                                                                                ------     ------     --------
Adjusted diluted EPS from continuing operations excluding impact of stock compensation          $6,194     34,919     $   0.18
                                                                                                ======     ======     ========

(2)   Amount calculated using continuing operations effective tax rate of 38.9%.

FREE CASH FLOW

                                               Q1 2006       Q1 2005
                                               -------       -------
Net income from continuing operations         $  5,674      $  4,683
ADD BACK:

     Stock compensation expense                    851            19
     Amortization expense                          861           907
     Amortization of deferred issue costs           78           187
     Depreciation expense                        6,002         5,522
SUBTRACT:

     Capital expenditures                      (12,041)      (18,546)
                                              --------      --------
FREE CASH FLOW                                $  1,425      $ (7,228)
                                              ========      ========

                                     -END-